Employee Benefit Plans	12 Months Ended
Dec. 31, 2013
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plans
17.	Employee Benefit Plans

In May 2001, the Company adopted the Zalicus Inc. 401(k) Plan (“401(k) Plan”). The 401(k) Plan allows employees to make pre-tax contributions up to the maximum allowable amount set by the IRS. Under the 401(k) Plan, the Company may make discretionary contributions as approved by the Board of Directors. During 2013, 2012 and 2011, the Company made contributions of $200, $237 and $240, respectively.

Effective December 1, 2007, the Company approved the Zalicus Nonqualified Deferred Compensation Plan (the “NQ Plan”), a non-qualified tax-deferred compensation plan in which certain senior managers and officers of the Company may participate. The NQ Plan provides a tax-favorable vehicle for deferring cash compensation, including base salary and bonus awards. Under the NQ Plan, each year a participant may defer up to 25% of his or her base salary and up to 100% of his or her annual cash bonus pay. The participant will at all times be vested in the portion of his or her account attributable to the compensation the participant has elected to defer under the NQ Plan. The Company has established a special account for each participant, however, the Company’s obligation to pay the balance credited to such account will at all times be an unfunded and unsecured obligation of the Company and rank on parity with other unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

The Company may also credit to the account of each eligible participant who makes deferrals a matching contribution in an amount equal to 100% of the deferrals contributed by the participant for such plan year, up to a maximum amount equal to: (i) four percent (4%) of each such participant’s cash compensation for such year, less (ii) the amount of matching contributions made to the Company’s qualified 401(k) Plan for such year on behalf of such participant. In order to be eligible for a matching contribution for a given year, a participant must be employed by the Company on the date the matching contribution is credited to the NQ Plan, which is currently planned to be the January following a participant’s election, and have deferred the maximum amount permitted under the Company’s tax-qualified Section 401(k) Plan for such year. A participant will become 100% vested in any employer contributions credited to his or her account upon the participant’s death, disability or a change in control (as defined in the NQ Plan). Deferred balances are credited to each participant’s account under the NQ Plan and will be credited, at periodic intervals, with earnings that track the actual rate of return for such period realized by the investment fund or funds or index or indices selected by such participant from the range of investment vehicles offered under the NQ Plan. Deferred amounts are paid, at the participant’s option, either in a lump sum or in annual installments over a period of up to ten years upon separation from service or up to five years for scheduled in-service withdrawals. The Company contributed approximately $89 to the NQ Plan as of December 31, 2013. As of December 31, 2013, there were no participants enrolled in the NQ Plan.